UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard, Suite 900E Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed by EVgo Inc. (“EVgo” or the “Company”) with the U.S. Securities and Exchange Commission on August 2, 2023 (the “August 2nd 8-K”), on August 2, 2023, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Company was no longer in compliance with the audit committee composition requirement under Nasdaq Listing Rule 5605 solely due to a vacancy on the audit committee (the “Audit Committee”) of the Company’s board of directors resulting from the leadership transition described in the August 2nd 8-K. On August 8, 2023, the Company received a written notice (the “Letter”) from Nasdaq’s Listing Qualifications Department confirming that, as a result of Mr. Badar Khan’s departure from the Audit Committee, the Company is no longer in compliance with Nasdaq’s audit committee composition requirement set forth in Nasdaq Listing Rule 5605. The Letter is only a notification of deficiency and has no current effect on the listing or trading of the Company’s securities on Nasdaq.

The Letter states that, consistent with Nasdaq Listing Rule 5605(c)(4), Nasdaq will provide the Company with a cure period in order to regain compliance as follows: (i) until the earlier to occur of the Company’s next annual shareholders’ meeting or August 1, 2024; or (ii) if the Company’s next annual shareholders’ meeting is held before January 29, 2024, then the Company must evidence compliance no later than January 29, 2024.

The Company is evaluating the membership of the Audit Committee and intends to regain compliance with Nasdaq Listing Rule 5605 prior to the expiration of the applicable cure period provided by Nasdaq.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Company’s plans to regain compliance with the Nasdaq Listing Rules. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on EVgo’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to, EVgo’s ability to make changes to its board and committee composition to regain compliance with the Nasdaq Listing Rules. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that EVgo files from time to time with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and EVgo undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date: August 10, 2023	By:	/s/ Francine Sullivan
	Name:	Francine Sullivan
	Title:	Chief Legal Officer and Secretary